SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 4, 1999
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                         U.S. Timberlands Company, L.P.
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               (Exact name of registrant as specified in charter)

   Delaware                      0-23259                    91-1842156
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(State or other                (Commission                 (IRS Employer
 jurisdiction of               File Number)             Identification No.)
 incorporation)

625 Madison Avenue, Suite 10-B, New York, NY                             10022
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(Address of principal executive offices)                              (zip code)


Registrant's telephone number, including area code 212-755-1100
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Item 4. Changes in Registrant's Certifying Accountants

            On January 4, 1999, the Registrant engaged Richard A. Eisner & Company, LLP ("Eisner") to audit its financial statements.

            The Registrant did not consult with Eisner during the Registrant's two most recent fiscal years and any subsequent interim period on any matter of the type described in Item 304(a)(2) of Regulation S-K.

            PriceWaterhouseCoopers continues to prepare and disseminate K-1s to the Registrant's Unitholders and respond to such Unitholders' inquiries regarding income tax matters.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 1999

                                    U.S. Timberlands Company, L.P. (Registrant)
                                       By:  U.S. Timberlands Service Co., LLC


                                         By: /s/ John Rudey
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                                             John Rudey, Chief Executive Officer